EXHIBIT 13

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of title 18, United States Code), each of the undersigned officers of Progen Industries Limited, a company organized under the laws of the State of Queensland, Australia (the "Company"), does hereby certify to such officer's knowledge that:

     The Annual Report on Form 20-F/A for the year ended June 30, 2004 (the "Form 20-F/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to Progen Industries Limited and will be retained by Progen Industries Limited and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:   April 14, 2005                     /s/ Lewis J. Lee
                                            ----------------
                                            Managing Director
                                            (Chief Executive Officer)

Dated:   April 14, 2005                     /s/ Linton W. P. Burns
                                            ----------------------
                                            Chief Financial Officer